BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
---------------------
ANNUAL REPORT TO SHAREHOLDERS
SEPTEMBER 30, 2001

                         BLACKROCK STRATEGIC PORTFOLIO I

TOTAL NET ASSETS (9/30/01):   $33.3 million

PERFORMANCE BENCHMARK:        Lehman Brothers Aggregate Index

INVESTMENT APPROACH:          Seeks to maximize total return through the
                              investment in a portfolio of investment grade fixed income securities of foreign and U.S.
                              issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
o The global markets began the year with a decline in yields across all markets. Leading the way was the Japanese Government Bond, which saw yields decline to historic lows. Over the course of the period, yields rose moderately and the Japanese bonds showed signs of recovery as they began to outperform other international markets. As the year progressed, in Europe, the U.K. outperformed while Sweden underperformed due to persistent currency weakness. Canada also saw significant weakness in line with a series of weak economic reports towards the end of the year.

o The global growth outlook was downgraded sharply throughout the period, and most central banks, with the exception of the European Central Bank, responded by aggressively easing short-term interest rates. Throughout the year, the Federal Reserve eased a cumulative of 400 basis points on short-term interest rates, as compared to the European Central Bank, which eased a cumulative 100 basis points.

o Over the final quarter, European bond yields declined due to a dramatic steepening of the yield curve.

o Despite possible upside to the Euro in a global recession, the Portfolio pared back exposure, as it is no longer apparent that European growth prospects are superior.

o Overall, the economy remained relatively slow throughout the period, even prior to the September 11th attacks, and the outlook remains skeptical. On a positive note, all of the global bond markets posted strong returns over the final quarter, despite lagging the U.S. sector. An overweight duration in the U.S. dollar block, and an underweight duration in Japan proved beneficial to the Portfolio.

Although the portfolio holdings and sectors listed above were current as of the end of the annual period ended September 30, 2001, the Portfolio is actively managed and the composition will vary.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
       STRATEGIC PORTFOLIO I AND THE LEHMAN BROTHERS AGGREGATE INDEX FROM
                       INCEPTION AND AT EACH QUARTER END.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Strategic Portfolio I       Lehman Aggregate Index
10/6/97               $10,000                      $10,000
12/31/97              $10,141                      $10,101
3/31/98               $10,303                      $10,135
6/30/98               $10,516                      $10,222
9/30/98               $11,084                      $10,461
12/31/98              $11,137                      $10,492
3/31/99               $11,131                      $10,550
6/30/99               $11,163                      $10,516
9/30/99               $11,289                      $10,638
12/31/99              $11,348                      $10,667
3/31/00               $11,477                      $10,903
6/30/00               $11,671                      $11,129
9/30/00               $11,849                      $11,199
12/31/00              $12,839                      $11,670
3/31/01               $13,266                      $12,024
6/30/01               $13,104                      $12,092
9/30/01               $13,687                      $12,649

                            Performance as of 9/30/01
       ------------------------------------------------------------------

                  STRATEGIC PORTFOLIO I - AVERAGE ANNUAL RETURN
               1 Yr                  3 Yr               From Inception
              15.51%                 8.47%                   9.09%
       ------------------------------------------------------------------

              PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

-------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL/SHARE(D)
       AMOUNT
        (000)             DESCRIPTION                           Maturity                                          Value
-------------------------------------------------------------------------------------------------------------------------------
                          U.S. GOVERNMENT AGENCY OBLIGATION                                30.6%
                          Freddie Mac
                                  5.25%
       $11,500            (COST $10,879,622)                    01/15/06                                           $10,862,810
                                                                                                            ------------------
                          FOREIGN BONDS                                                    69.2%
                          CANADA                       22.4%
                          Government of Canada
       10,000                     6.00%(b)(c)                   06/01/11                                             6,647,423
                          Ontario (Province of)
        2,000                     6.10%                         11/19/10                                             1,302,783
                                                                                                            ------------------
                          TOTAL                                                                                      7,950,206
                                                                                                            ------------------
                          DENMARK                      10.8%
                          Danske Kredit                         10/01/32
        6,563                     8.00%                                                                                825,256
                          Nykredit Corp.                        10/01/32
        5,007                     8.00%                                                                                628,758
                          Realkredit Danmark                    10/01/32
        5,218                     8.00%                                                                                655,565
                          Totalkredit                           10/01/32
        8,035                     8.00%                                                                              1,009,963
                          Unikredit Realkredit                  10/01/32
        5,720                     8.00%                                                                                719,037
                                                                                                            ------------------
                          TOTAL                                                                                      3,838,579
                                                                                                            ------------------
                          NEW ZEALAND                  36.0%
                          Inter-American Development Bank
       14,500                     5.75%                         04/15/04                                             5,890,830
                          New Zealand Government
       17,500                     6.00%(b)                      11/15/11                                             6,877,761
                                                                                                            ------------------
                          TOTAL                                                                                     12,768,591
                                                                                                            ------------------
                          TOTAL FOREIGN BONDS
                          (COST $24,415,730)                                                                        24,557,376
                                                                                                            ------------------
                          SHORT TERM INVESTMENTS                                            0.2%
                          Galileo Money Market Fund
         58               (COST $57,834)                                                                                57,834
                                                                                                            ------------------
                          TOTAL INVESTMENTS IN SECURITIES                                 100.0%
                          (COST $35,353,186(a))                                                                    $35,478,020
                                                                                                            ==================
                          REVERSE REPURCHASE AGREEMENTS                                   (21.4%)
                          Salomon Smith Barney
                          (Agreement dated 09/26/01 to be repurchased at $676,862.
                          Collateralized by 1,000,000 Government of Canada Bond 6.00%
                          due 06/01/11.  The value of the collateral is $684,725.)
        1,068                     3.55%                         10/09/01                                              (676,337)
                          Salomon Smith Barney
                          (Agreement dated 09/24/01 to be
                          repurchased at $6,948,287. Collateralized
                          by 17,500,000 New Zealand Government Bond
                          6.00% due 11/15/11. The value of the
                          collateral is $7,045,319.)
       17,002                     5.25%                         10/29/01                                            (6,920,439)
                                                                                                            ------------------
                          TOTAL REVERSE REPURCHASE AGREEMENTS
                          (Cost $7,592,368)                                                                        ($7,596,776)
                                                                                                            ==================

                          -----------------------------------
                          (a) Cost for Federal Income tax purposes is $35,401,076.  The gross unrealized appreciation (depreciation) on a tax basis is as follows:
                          Gross unrealized appreciation                                                               $608,891
                          Gross unrealized depreciation                                                               (531,947)
                                                                                                            ------------------
                                                                                                                       $76,944
                                                                                                            ==================
                          (b) Securities with a market value of
                          $7,730,044 have been pledged as collateral
                          for reverse repurchase agreements.

                          (c) Security partially pledged as
                          collateral with a value of $376,585 on 51 short U.S Treasury Notes futures contracts expiring December 2001. The value of such contracts on September 30, 2001 was $5,547,844, thereby resulting in an unrealized gain of $4,781.

                          (d) In local currency

                 See Accompanying Notes to Financial Statements

                                 BLACKROCK FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                         BLACKROCK STRATEGIC PORTFOLIO I

SEPTEMBER 30, 2001
ASSETS
     Investments at value (Cost $35,353,186)                                   $35,478,020
     Cash denominated in foreign currencies (Cost $5,791)                            5,530
     Interest receivable                                                           937,332
     Investments sold receivable                                                 3,397,724
     Maturity receivable                                                           150,000
     Futures margin receivable                                                       8,303
     Net unrealized appreciation on forward foreign currency contracts           1,351,983
                                                                               -----------
           TOTAL ASSETS                                                         41,328,892
                                                                               -----------

LIABILITIES
     Reverse repurchase agreements payable                                       7,596,776
     Distributions payable                                                         139,233
     Administrative fees payable                                                     8,640
     Transfer agent fees payable                                                       852
     Other accrued expenses payable                                                 21,171
     Net unrealized depreciation on forward foreign currency contracts             264,815
                                                                               -----------
           TOTAL LIABILITIES                                                     8,031,487
                                                                               -----------

NET ASSETS (Applicable to 3,617,389 Institutional
                     shares outstanding)                                       $33,297,405
                                                                               ===========



NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
     INSTITUTIONAL SHARE ($33,297,405 / 3,617,389)                                   $9.20
                                                                               ===========

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                                                          For the Year
                                                                                          Ended 9/30/01
                                                                                          -------------

Investment Income:
     Interest                                                                              $1,902,735
                                                                                           ----------

Expenses:
     Investment advisory fee                                                                   62,502
     Administration fee                                                                        71,877
     Custodian fee                                                                             25,382
     Transfer agent fee                                                                         9,496
     Legal and audit                                                                            3,662
     Printing                                                                                   2,384
     Registration fees and expenses                                                             4,255
     Trustees' fees and officer's salary                                                           15
     Other                                                                                      4,441
                                                                                           ----------
                                                                                              184,014
Less fees waived                                                                             (102,764)
                                                                                           ----------

        Total operating expenses                                                               81,250
                                                                                           ----------
Interest expense                                                                                4,225
                                                                                           ----------
        Total expenses                                                                         85,475
                                                                                           ----------
Net investment income                                                                       1,817,260
                                                                                           ----------

Realized and unrealized gain on investments and foreign currency transactions:
   Net realized gain from:
     Investment transactions                                                                  740,785
     Futures                                                                                  241,904
     Foreign currency and forward foreign currency transactions                               552,876
                                                                                           ----------
                                                                                            1,535,565
                                                                                           ----------

Change in unrealized appreciation (depreciation) from:
     Investments                                                                              235,039
     Futures                                                                                  (52,170)
     Foreign currency and forward foreign currency transactions                               984,736
                                                                                           ----------
                                                                                            1,167,605
                                                                                           ----------

Net gain on investments, futures, and foreign currency transactions                         2,703,170
                                                                                           ----------

Net increase in net assets resulting from operations                                       $4,520,430
                                                                                           ==========

--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              For the           For the
                                                                                            Year Ended         Year Ended
Increase in net assets:                                                                       9/30/01           9/30/00
                                                                                           ------------       ------------

Operations:

     Net investment income                                                                 $  1,817,260       $  1,079,760

     Net realized gain on investments, futures contracts and foreign currency related
           transactions                                                                       1,535,565            210,254

     Net unrealized gain on investments, futures contracts and foreign currency
           related transactions                                                               1,167,605            126,589
                                                                                           ------------       ------------

     Net increase in net assets resulting from operations                                     4,520,430          1,416,603
                                                                                           ------------       ------------

Distributions to shareholders from:
     Net investment income                                                                   (2,250,401)        (1,103,997)
     Net realized gains                                                                        (269,907)                 0
                                                                                           ------------       ------------

                                                                                             (2,520,308)        (1,103,997)
                                                                                           ------------       ------------


Capital share transactions:
     Proceeds from shares sold                                                                1,478,715         42,959,234
     Net asset value of shares issued in reinvestment
           of dividends                                                                       2,441,918            951,227
     Shares redeemed                                                                         (1,990,240)       (22,070,000)
                                                                                           ------------       ------------

                                                                                              1,930,393         21,840,461
                                                                                           ------------       ------------

     Total increase in net assets                                                             4,200,422         22,153,067
                                                                                           ------------       ------------

Net Assets:

   Beginning of period                                                                       29,366,890          7,213,823
                                                                                           ------------       ------------

   End of period                                                                           $ 33,567,312       $ 29,366,890
                                                                                           ============       ============

--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                               For the     For the      For the      For the Period
                                                                            Year Ended  Year Ended  Year Ended   10/6/97 (a) through
                                                                             9/30/01     9/30/00      9/30/99          9/30/98
                                                                            ----------  ----------  ----------   -------------------

PER SHARE OPERATING
     PERFORMANCE:

Net asset value, beginning of period                                         $  8.63     $  8.51     $10.46           $ 10.00
                                                                             -------     -------     ------           -------

     Net investment income                                                      0.72        0.57       0.43              0.51
     Net realized and unrealized gain (loss) on investments                     0.58        0.12      (0.28)             0.53
                                                                             -------     -------     ------           -------
         Net increase from investment operations                                1.30        0.69       0.15              1.04
                                                                             -------     -------     ------           -------

     Distributions from net investment income                                  (0.65)      (0.57)     (0.43)            (0.58)
     Distributions from net realized gains                                     (0.08)         --      (1.67)               --
                                                                             -------     -------     ------           -------
          Total distributions                                                  (0.73)      (0.57)     (2.10)            (0.58)
                                                                             -------     -------     ------           -------

     Net asset value, end of period                                          $  9.20     $  8.63     $ 8.51           $ 10.46
                                                                             =======     =======     ======           =======

TOTAL  RETURN                                                                  15.51%       8.46%      1.86%            10.84%

RATIOS / SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                                     $33,297     $29,367     $7,214           $31,654

Ratio of expenses to average net assets                                         0.27%       0.26%      0.31%             0.26% (b)
Ratio of expenses to average net assets (excluding interest expense)            0.26%       0.26%      0.26%             0.26% (b)
Ratio of expenses to average net assets (excluding waivers)                     0.60%       0.68%      0.68%             0.60% (b)

Ratio of net investment income to average net assets                            5.82%       6.67%      4.94%             5.39% (b)
Ratio of net investment income to average net assets (excluding waivers)        5.49%       6.25%      4.57%             5.05% (b)

Portfolio turnover                                                               189%        324%        78%              164%

--------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Annualized.

                 See Accompanying Notes to Financial Statements

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     BlackRock Funds(SM) (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 43 investment portfolios. These financial statements relate to the Fund's Strategic Portfolio I (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from the estimates.

     SECURITY VALUATION: Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values for such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices or on the basis of quotations provided by a pricing service or dealer which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Fund's Board of Trustees. As of September 30, 2001, there were no securities valued in accordance with such fair value procedures.

     FUTURES TRANSACTIONS: The Portfolio invests in financial futures contracts solely for the purposes of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolio invests in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or for other hedging purposes. These futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     OPTION SELLING/PURCHASING: The Portfolio may invest in financial options contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio sells or purchases an option an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options held by the Portfolio at September 30, 2001.

     OTHER: Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for the other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolio enters into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     The aggregate principal amounts of the contracts are not recorded as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2001, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:


                                                                                   Unrealized
                                                                       Value At     Foreign
Settlement      Currency             Currency           Contract     September 30,  Exchange
 Date             Amount               Sold             Amount            2001     Gain/(Loss)
----------------------------------------------------------------------------------------------
10/09/01        4,398,000      Canadian Dollar         $2,863,654     $2,784,004    $79,650
10/19/01       30,983,000      Denmark Krone            3,784,252      3,788,297     (4,045)
11/15/01       20,311,000      European Currency Unit  18,597,804     18,455,140    142,664
11/13/01       31,284,000      New Zealand Dollar      13,535,961     12,676,902    859,059
10/12/01      940,000,000      Japanese Yen             7,648,495      7,895,438   (246,943)
                                                      -----------    -----------   --------
                                                      $46,430,166    $45,599,781   $830,385
                                                      ===========    ===========   ========


                                                                                   Unrealized
                                                                       Value At     Foreign
Settlement      Currency             Currency           Contract     September 30,  Exchange
 Date             Amount              Bought             Amount          2001     Gain/(Loss)
----------------------------------------------------------------------------------------------
10/09/01      4,398,000     Canadian Dollar            $2,785,918     $2,784,004    $(1,914)
10/19/01     30,983,000     Denmark Krone               3,800,210      3,788,297    (11,913)
11/15/01     20,311,000     European Currency Unit     18,239,278     18,455,139    215,861
11/13/01     17,002,388     New Zealand Dollar          6,834,960      6,889,709     54,749
                                                      -----------    -----------   --------
                                                      $31,660,366    $31,917,149   $256,783
                                                      ===========    ===========   ========



  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of specific identification method for both financial reporting and federal income purposes. Interest income is recorded on the accrual basis and the Fund accretes premium or amortizes discount on securities purchased using the interest method.

  CHANGE IN ACCOUNTING PRINCIPLE: In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide") was issued, and is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to classify gains and losses on mortgage and asset-backed securities presently included in realized and gains and losses, as part of interest income. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

  TAXES: No provision is made for federal taxes as its the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared by the Portfolio each day on "settled" shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Net realized capital gains, if any, are distributed at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences between generally accepted accounting principles and tax accounting principles related to the character of income and expense recognition.

NOTE 2.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Financial Management ("BFM"), a wholly-owned subsidiary of BlackRock Advisors, Inc. ("BlackRock"), serves as investment adviser to the Portfolio. For its advisory services, BFM, is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets.

     BFM may, at its discretion, waive all or any portion of its advisory fee for the Portfolio and may reimburse the Portfolio for certain operating expenses. For the year ended September 30, 2001, advisory fees and waiver for the Portfolio were as follows:

             GROSS                                         NET
           ADVISORY                                     ADVISORY
              FEE                 WAIVER                   FEE
           --------              -------                --------
           $62,502               $62,502                  $0

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc. and BlackRock act as co-administrators for the Fund. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion.

     PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio. For the year ended September 30, 2001, administration fees and waivers for the Portfolio were as follows:

               GROSS                                            NET
          ADMINISTRATION                                  ADMINISTRATION
               FEE                   WAIVER                     FEE
         ---------------            -------               --------------
             $71,877                $40,262                  $31,615


     In addition, PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC Inc. serves as transfer and dividend disbursing agent.

NOTE 3.  PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and government securities, for the year ended September 30, 2001 were $61,556,764 and $50,503,840 respectively. Purchases and sales of government securities for the year ended September 30, 2001, were $0 and $2,653,619 respectively.

BLACKROCK FUNDS
STRATEGIC PORTFOLIO I
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

NOTE 4.  CAPITAL SHARES

Transactions in capital shares were as follows:
                                                     For the         For the
                                                       Year           Year
                                                      Ended            Ended
                                                     9/30/01          9/30/00
                                                     -------          -------

Shares sold .......................................   162,319        5,042,008
Shares issued in reinvestment
of dividends ......................................   271,422          113,270
Shares redeemed ...................................  (217,989)      (2,601,481)
                                                     --------       ----------

Net increase ......................................   215,752        2,553,797
                                                     ========       ==========

As of September 30, 2001, three shareholders held approximately 63% of the outstanding shares of the portfolio.

NOTE 5. AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:

Capital  paid-in .............................................    $ 31,169,373


Undistributed net investment income ..........................       1,355,480
Accumulated net realized loss on investment transactions,
futures contracts and foreign exchange contracts .............        (366,002)

Net unrealized appreciation on investment transactions,
futures contracts and foreign exchange contracts .............       1,138,554
                                                                  ------------
                                                                  $ 33,297,405
                                                                  ============



At September 30, 2001, capital loss carryovers available to offset possible future realized capital gains for the Portfolio were $276,180 which expire in the year 2009. At September 30, 2001, deferred post-October capital losses for the Portfolio were $46,713.

--------------------------------------------------------------------------------

PRICEWATERHOUSECOOPERS (PWC logo)

                                                PricewaterhouseCoopers LLP
                                                Two Commerce Square, Suite 1700
                                                2001 Market Street
                                                Philadelphia PA 19103-7042
                                                Telephone (267) 330 3000
                                                Facsimile (267) 330 3300


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of BlackRock Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Portfolio I (a portfolio of BlackRock Funds, hereafter referred to as the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/S/PricewaterhouseCoopers LLP


November 19, 2001

INVESTMENT ADVISER                   CO-ADMINISTRATOR AND TRANSFER AGENT
BlackRock Financial Management       PFPC Inc.
Wilmington, Delaware 19809           Wilmington, Delaware 19809

CUSTODIAN                            DISTRIBUTOR
PFPC Trust Co.                       BlackRock Distributors, Inc.
Philadelphia, Pennsylvania 19153     King of Prussia, Pennsylvania 19406

                                     CO-ADMINISTRATOR
                                     BlackRock Advisors, Inc.
                                     Wilmington, Delaware 19809

                                     COUNSEL
                                     Simpson, Thatcher & Bartlett
                                     New York, New York 10017
                                     (A partnership which includes
                                     professional corporations)

                                     INDEPENDENT ACCOUNTANTS
                                     PricewaterhouseCoopers LLP
                                     Philadelphia, Pennsylvania 19103



This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The BlackRock Funds
103 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------